UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 26, 2016

WELLS FARGO & COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104

(Address of Principal Executive Offices) (Zip Code)

1-866-249-3302

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

Wells Fargo & Company (the “Company”) held its annual meeting of stockholders on April 26, 2016. At the meeting, stockholders elected all 15 of the directors nominated by the Board of Directors as each director received a greater number of votes cast “for” his or her election than votes cast “against” his or her election as reflected below. In addition, stockholders approved, on an advisory basis, the compensation of the Company’s named executives as disclosed in the Company’s 2016 proxy statement and ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2016. The stockholders did not approve the two stockholder proposals presented at the meeting. The final voting results for each item presented at the meeting are set forth below.

Election of Director Nominees

Director	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES

John D. Baker II	3,934,543,202	34,479,461	12,568,635	502,033,531

Elaine L. Chao	3,923,443,514	46,249,710	11,898,075	502,033,531

John S. Chen	3,841,899,531	126,937,130	12,754,638	502,033,531

Lloyd H. Dean	3,918,941,944	49,190,380	13,458,975	502,033,531

Elizabeth A. Duke	3,950,333,204	19,531,637	11,726,457	502,033,531

Susan E. Engel	3,916,262,666	53,760,592	11,568,041	502,033,531

Enrique Hernandez, Jr.	3,887,868,279	81,091,476	12,631,543	502,033,531

Donald M. James	3,923,619,286	44,922,929	13,049,083	502,033,531

Cynthia H. Milligan	3,893,476,439	75,628,273	12,486,586	502,033,531

Federico F. Peña	3,939,728,138	28,278,614	13,584,547	502,033,531

James H. Quigley	3,947,683,768	21,214,901	12,692,629	502,033,531

Stephen W. Sanger	3,907,704,954	60,730,482	13,155,862	502,033,531

John G. Stumpf	3,761,879,939	199,397,229	20,314,131	502,033,531

Susan G. Swenson	3,782,689,184	186,485,104	12,417,010	502,033,531

Suzanne M. Vautrinot	3,951,409,567	18,220,003	11,961,728	502,033,531

Advisory Resolution to Approve Executive Compensation

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
3,831,009,906	114,443,586	36,124,488	502,046,850

Ratify the Appointment of KPMG LLP as Independent Registered Public Accounting Firm for 2016

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
4,420,593,459	53,813,294	9,218,077	0

Stockholder Proposal to Adopt a Policy to Require an Independent Chairman

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
680,482,629	3,274,840,138	26,254,612	502,047,450

Stockholder Proposal to Provide a Report on the Company’s Lobbying Policies and Practices

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
368,277,470	2,978,663,355	634,636,555	502,047,450

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO & COMPANY

DATED: April 29, 2016	By:	/s/ Anthony R. Augliera
Anthony R. Augliera
Corporate Secretary

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